Exhibit 21

SINCLAIR BROADCAST GROUP, INC.
List of Subsidiaries as of March 2, 2020

Acrodyne Technical Services, LLC (Maryland Limited Liability Company)

Allegiance Capital L.P. (Maryland Limited Partnership) 77.76%

Cape Charles Capital, LLC (Maryland LLC)

Diamond Sports Topco, LLC (Delaware LLC)
Diamond Sports Holdings, LLC (Delaware LLC) 74.3%
Diamond Sports Intermediate Holdings A, LLC (Delaware LLC) 99.99%
Diamond Sports Intermediate Holdings, LLC (Delaware LLC)
Diamond Sports Finance Company (Delaware Corporation)
Diamond Sports Group, LLC (Delaware LLC)
Sports Network, LLC (Delaware LLC)
Sports Network II, LLC (Delaware LLC)
Fox Sports Net, LLC (Delaware LLC)
Fox Ohio Holdings, LLC (Delaware LLC)
Fox Ohio Holdings II, LLC (Delaware LLC)
Fastball Sports Productions, LLC (Ohio LLC)
Fox Sports Net Ohio, LLC (Delaware LLC)
Fox Sports Cincinnati, LLC (Delaware LLC) 67%
Fox Sports Net West 2, LLC (Delaware LLC)
Fox Sports Net Arizona Holdings, LLC (Delaware LLC)
Fox Sports Net Arizona, LLC (Delaware LLC)
Fox College Sports, LLC (Delaware LLC)
FRSM Holdings, LLC (Delaware LLC)
Fox Sports Net Detroit, LLC (Delaware LLC)
Fox Mobile Holdings, LLC (Delaware LLC)
Sports Holdings, LLC (Delaware LLC)
ARC Holdings Ltd. (Texas LLC)
FSN St. Louis Holdings, LLC (Delaware LLC)
Fox Sports Net St. Louis, LLC (Delaware LLC) 70%
FSN San Diego Holdings, LLC (Delaware LLC)
SoCal SportsNet, LLC (Delaware LLC) 32.6%
FS West Holdings, LLC (Delaware LLC)
Fox Sports Net West, LLC (Delaware LLC) 75%
FSN Southern Holdings, LLC (Colorado LLC)
Fox-BRV Southern Sports Holdings, LLC (Delaware LLC)
SportSouth Network, LLC (Delaware LLC)
SportSouth Network II, LLC (Delaware LLC)
Sunshine Holdco, LLC (Delaware LLC)
Fox Sports Sun, LLC (Delaware LLC)
Fox Sports Net North, LLC (Delaware LLC)
Fox Sports Net Florida, LLC (Delaware LLC)

Dielectric, LLC (Maine LLC)

KDSM, LLC (Maryland LLC)
    KDSM Licensee, LLC (Maryland LLC)

Keyser Capital, LLC (Maryland LLC)

Keyser Capital II, LLC (Maryland LLC)

Ring of Honor Wrestling Entertainment, LLC (Maryland LLC)

Samson Merger Sub, Inc. (Delaware Corporation)

Sinclair Investment Group, LLC (Maryland LLC)
Sinclair-CVP, LLC (Maryland LLC) 94.71%

Sinclair Television of Bakersfield, LLC (Delaware LLC)

Sinclair Television Group, Inc. (Maryland Corporation)

Action TV, LLC (Nevada LLC)

    Chesapeake Media I, LLC (Nevada LLC)
KAME, LLC(Nevada LLC)
KENV, LLC (Nevada LLC)
KRNV, LLC (Nevada LLC)
KRXI, LLC (Nevada LLC)
KVCW, LLC (Nevada LLC)
KVMY, LLC (Nevada LLC)

CometTV, LLC (Nevada LLC)

Drive Sales, LLC (Nevada LLC)

Full Measure, LLC (Maryland LLC)

Hummingbird, LLC (Nevada LLC)

ONE Media, LLC (Maryland LLC)

ONE Media 3.0, LLC (Maryland LLC)

Perpetual Corporation (Delaware Corporation)
Sinclair Television Stations, LLC (Delaware LLC)
KATV, LLC (Delaware LLC)
KATV Licensee, LLC (Nevada LLC)
KTUL, LLC (Delaware LLC)
KTUL Licensee, LLC (Nevada LLC)
Harrisburg Television, Inc. (Delaware Corporation)
WLUK Licensee, LLC (Nevada LLC)
WJAR Licensee, LLC (Nevada LLC)
WCWF Licensee, LLC (Nevada LLC)
ACC Licensee, LLC (Delaware LLC)
Holdco RCC, LLC (Pennsylvania LLC)
Holdco RCK, LLC (Pennsylvania LLC)
WBMA Licensee, LLC (Nevada LLC)
WSET Licensee, LLC (Nevada LLC)

Sinclair Acquisition VII, Inc. (Maryland Corporation)
WVTV Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition VIII, Inc. (Maryland Corporation)
Raleigh (WRDC-TV) Licensee, Inc. (Maryland Corporation)

Sinclair Acquisition IX, Inc. (Maryland Corporation)
Birmingham (WABM-TV) Licensee, Inc. (Maryland Corporation)

    Sinclair Communications, LLC (Maryland LLC)

Heartland Tower Company, LLC (Iowa LLC) 66.67%

Illinois Television, LLC (Maryland LLC)
WICD Licensee, LLC (Maryland LLC)
WICS Licensee, LLC (Maryland LLC)
Sinclair Television of Illinois, LLC (Nevada LLC)
120 Sports Holdings I, LLC (Delaware LLC) 75%

KOKH LLC, (Nevada LLC)
KOKH Licensee, LLC (Maryland LLC)

Milwaukee Television, LLC (Wisconsin LLC)
WCGV Licensee, LLC (Maryland LLC)

San Antonio Television, LLC (Delaware LLC)

Sinclair Media III, Inc. (Maryland Corporation)
WCHS Licensee, LLC (Maryland LLC)
WSTR Acquisition, LLC (Maryland LLC)
WVAH Licensee, LLC (Nevada LLC)
Sinclair Escrow, LLC (Maryland LLC)
Sinclair Properties, LLC (Virginia LLC)
KBSI Licensee L.P. (Virginia Limited Partnership)
WDKA Licensee, LLC (Nevada LLC)
WKEF Licensee, L.P. (Virginia Limited Partnership
WMMP Licensee L.P. (Virginia Limited Partnership)

Sinclair Television of El Paso, LLC (Delaware LLC)
KDBC Licensee, LLC (Delaware LLC)

WGME, Inc. (Maryland Corporation)
WGME Licensee, LLC (Maryland LLC)

    WRDC, LLC (Nevada LLC)
Highwoods Joint Venture (North Carolina Partnership) 60%

WSMH, Inc. (Maryland Corporation)
            WSMH Licensee, LLC (Maryland LLC)

WUCW, LLC (Maryland LLC)
KLGT Licensee, LLC (Maryland LLC)

Chesapeake Television Licensee, LLC (Maryland LLC)
Harrisburg Licensee, LLC (Nevada LLC)
KABB Licensee, LLC (Maryland LLC)
KDNL Licensee, LLC (Maryland LLC)
KEYE Licensee, LLC (Nevada LLC)
KFDM Licensee, LLC (Nevada LLC)
KFOX Licensee, LLC (Nevada LLC)
KFXA Licensee, LLC (Nevada LLC)
KGAN Licensee, LLC (Maryland LLC)
KGBT Licensee, LLC (Nevada LLC)
KHGI Licensee, LLC (Nevada LLC)
KHQA Licensee, LLC (Nevada LLC)
KJZZ Licensee, LLC (Nevada LLC)
KOCB Licensee, LLC (Maryland LLC)
KPTH Licensee, LLC (Nevada LLC)
KRCG Licensee, LLC (Nevada LLC)
KRXI Licensee, LLC (Nevada LLC)

KSAS Licensee, LLC (Nevada LLC)
KTVL Licensee, LLC (Nevada LLC)
KTVO Licensee, LLC (Nevada LLC)
KUPN Licensee, LLC (Maryland LLC)
KUQI Licensee, LLC (Nevada LLC)
KUTV Licensee, LLC (Nevada LLC)
KVII Licensee, LLC (Nevada LLC)
New York Television, Inc. (Maryland Corporation)
WACH Licensee, LLC (Nevada LLC)
WCWB Licensee, LLC (Maryland LLC)
WCWN Licensee, LLC (Nevada LLC)
WDKY Licensee, LLC (Maryland LLC)
WEAR Licensee, LLC (Maryland LLC)
WFGX Licensee, LLC (Nevada LLC)
WFXL Licensee, LLC (Nevada LLC)
WGFL Licensee, LLC (Nevada LLC)
WGXA Licensee, LLC (Nevada LLC)
WHOI Licensee, LLC (Nevada LLC)
WKRC Licensee, LLC (Nevada LLC)
WLFL Licensee, LLC (Maryland LLC)
WLOS Licensee, LLC (Maryland LLC)
WLUC Licensee, LLC (Nevada LLC)
WMSN Licensee, LLC (Nevada LLC)
WNAB Licensee, LLC (Nevada LLC)
WNWO Licensee, LLC (Nevada LLC)
WOAI Licensee, LLC (Nevada LLC)
WOLF Licensee, LLC (Nevada LLC)
WPBN Licensee, LLC (Nevada LLC)
WPDE Licensee, LLC (Nevada LLC)
WPEC Licensee, LLC (Nevada LLC)
WPGH Licensee, LLC (Nevada LLC)
WQMY Licensee, LLC (Nevada LLC)
WRGB Licensee, LLC (Nevada LLC)
WRGT Licensee, LLC (Nevada LLC)
WRLH Licensee, LLC (Nevada LLC)
WSTQ Licensee, LLC (Nevada LLC)
WSYX Licensee, Inc. (Maryland Corporation)
WTGS Licensee, LLC (Nevada LLC)
WTOV Licensee, LLC (Nevada LLC)
WTTO Licensee, LLC (Maryland LLC)
WTVC Licensee, LLC (Nevada LLC)
WTVX Licensee, LLC (Nevada LLC)
WTVZ Licensee, LLC (Maryland LLC)
WUHF Licensee, LLC (Nevada LLC)
WUPN Licensee, LLC (Maryland LLC)
WUTV Licensee, LLC (Nevada LLC)
WUXP Licensee, LLC (Maryland LLC)
WWHO Licensee, LLC (Nevada LLC)
WWMT Licensee, LLC (Nevada LLC)
WXLV Licensee, LLC (Nevada LLC)
WZTV Licensee, LLC (Nevada LLC)

Sinclair Digital Group, LLC (Maryland LLC)
Circa, LLC (Maryland LLC)
Sinclair Digital Agency, LLC (Maryland LLC)
Sinclair Digital News, LLC (Maryland LLC)
West Coast Digital, LLC (Nevada LLC)

Sinclair Media VI, Inc. (Delaware Corporation)

Sinclair-California Licensee, LLC (Nevada LLC)
Sinclair Media Licensee, LLC (Delaware LLC)
Sinclair Television of Abilene, LLC (Texas LLC)
Sinclair Television of Bristol, LLC (Virginia LLC)
Sinclair Television of California, LLC (California LLC)
Sinclair Television of Montana, LLC (Delaware LLC)
Sinclair Television of New Bern, LLC (North Carolina LLC)
WCTI Licensee, LLC (Delaware LLC)

Sinclair Networks Group, LLC (Maryland LLC)

Sinclair Programming Company, LLC (Maryland, LLC)

Sinclair Television of Fresno, LLC (Delaware LLC)
KFRE Licensee, LLC (Delaware LLC)
KMPH Licensee, LLC (Delaware LLC)
WJAC Licensee, LLC (Nevada LLC)

Sinclair Television of Omaha, LLC (Delaware LLC)
KPTM Licensee, LLC (Delaware LLC)

Sinclair Television of Seattle, Inc. (Washington Corporation)
Fisher Properties, Inc. (Washington Corporation)
Fisher Mills, Inc. (Washington Corporation)
Sinclair Television Media, Inc. (Washington Corporation)
            Sinclair Broadcasting of Seattle, LLC (Delaware LLC)
            Sinclair Television of Bakersfield, LLC (Delaware LLC)
            Sinclair Media of Boise, LLC (Delaware LLC)
            Sinclair Television of Portland, LLC (Delaware LLC)
            Sinclair Television of Oregon, LLC (Delaware LLC)
            Sinclair Radio of Seattle, LLC (Delaware LLC)
            Sinclair Media of Seattle, LLC (Delaware LLC)
            Sinclair Media of Washington, LLC (Delaware LLC)
            Sinclair Television of Washington, Inc. (Washington Corporation)
Sinclair Kennewick Licensee, LLC (Nevada LLC)
Sinclair La Grande Licensee, LLC (Nevada LLC)
            Sinclair Seattle Licensee, LLC (Nevada LLC)
            Sinclair Bakersfield Licensee, LLC (Nevada LLC)
            Sinclair Boise Licensee, LLC (Nevada LLC)
            Sinclair Yakima Licensee, LLC (Nevada LLC)
            Sinclair Lewiston Licensee, LLC (Nevada LLC)
            Sinclair Portland Licensee, LLC (Nevada LLC)
            Sinclair Eugene Licensee, LLC (Nevada LLC)
            Sinclair Radio of Seattle Licensee, LLC (Nevada LLC)

TBD TV, LLC (Nevada LLC)

The Tennis Channel Holdings, Inc. (Delaware Corporation)
The Tennis Channel, Inc. (Delaware Corporation)